UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 31, 2009
GLOBAL CONSUMER ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120

(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

1370 Avenue of the Americas, 28th Floor, New York, New
York	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 445-7800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GLOBAL CONSUMER ACQUISITION CORP. (“GCAC”) IS HOLDING PRESENTATIONS FOR CERTAIN OF GCAC’S STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING GCAC SECURITIES, REGARDING THE PROPOSED TRANSACTION AS FILED IN PREVIOUS REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS ATTACHED THERETO AND HERETO, WHICH MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.
GCAC HAS FILED A PRELIMINARY PROXY STATEMENT AND INTENDS TO FILE FURTHER AMENDMENTS TO SUCH PRELIMINARY PROXY STATEMENT WITH THE SEC IN CONNECTION WITH THE SPECIAL MEETING OF GCAC STOCKHOLDERS TO APPROVE THE PROPOSED TRANSACTION (COLLECTIVELY, THE “SPECIAL MEETING PROXY STATEMENT”). STOCKHOLDERS OF GCAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE SPECIAL MEETING PROXY STATEMENT IN CONNECTION WITH GCAC’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE IT CONTAINS IMPORTANT INFORMATION. GCAC ALSO FILED A PRELIMINARY INFORMATION STATEMENT WITH THE SEC IN CONNECTION WITH THE AMENDMENT OF ITS WARRANT AGREEMENT (THE “INFORMATION STATEMENT”). WARRANTHOLDERS OF GCAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE INFORMATION STATEMENT IN CONNECTION WITH THE AMENDMENT OF THE WARRANT AGREEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. GCAC STOCKHOLDERS AND WARRANTHOLDERS CAN ALSO READ GCAC’S DEFINITIVE PROXY STATEMENT, DATED APRIL 28, 2009, IN CONNECTION WITH ITS ANNUAL MEETING OF STOCKHOLDERS, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF GCAC OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTION. GCAC’S DEFINITIVE SPECIAL MEETING PROXY STATEMENT WILL BE MAILED TO GCAC STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTION. GCAC’S DEFINITIVE INFORMATION STATEMENT WILL BE MAILED TO GCAC WARRANTHOLDERS AS SOON AS PRACTICABLE. STOCKHOLDERS AND WARRANTHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT AND/OR THE DEFINITIVE INFORMATION STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: GLOBAL CONSUMER ACQUISITION CORP., 1370 AVENUE OF THE AMERICAS, 28TH FLOOR, NEW YORK, NEW YORK, 10019, ATTENTION: MR. ANDREW NELSON. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (HTTP://WWW.SEC.GOV). IN ADDITION TO THE SPECIAL MEETING PROXY STATEMENT, GCAC FILES ANNUAL, QUARTERLY AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC.
GCAC’S PROPOSED ACQUISITION OF 1ST COMMERCE BANK IS SUBJECT TO APPROVALS FROM THE FEDERAL RESERVE BOARD, THE FDIC AND THE NEVADA DIVISION OF FINANCIAL INSTITUTIONS. AS A CORPORATION NOT CURRENTLY SUBJECT TO BANK SUPERVISORY REGULATION, GCAC’S APPLICATIONS TO BECOME A BANK HOLDING COMPANY FOR A NEVADA-BASED COMMUNITY BANK ARE SUBJECT TO DIFFERENT STATUTORY APPROVAL PROCESSES MAINTAINED BY SEVERAL FEDERAL AND STATE BANK REGULATORY AGENCIES WITH SUPERVISORY OVERSIGHT AND JURISDICTION OF THE CONTEMPLATED TRANSACTION AND THE BANKS THAT ARE PARTIES TO THE CONTEMPLATED TRANSACTION. APPROVAL TERMS GRANTED BY THESE FEDERAL AND STATE BANK REGULATORY AGENCIES MAY INCLUDE TERMS AND CONDITIONS MORE ONEROUS THAN GCAC MANAGEMENT CONTEMPLATES, AND APPROVAL MAY NOT BE GRANTED IN THE TIMEFRAMES DESIRED BY THE PARTIES TO THE CONTEMPLATED TRANSACTION. BANK REGULATORY APPROVAL, IF GRANTED, MAY CONTAIN TERMS THAT RELATE TO DETERIORATING REAL ESTATE LENDING AND INDUSTRY ABUSES BOTH NATIONALLY AND IN NEVADA; BANK REGULATORY SUPERVISORY REACTIONS TO THE CURRENT ECONOMIC DIFFICULTIES MAY NOT BE SPECIFIC TO GCAC ITSELF.
This report and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GCAC, 1st Commerce Bank, Capitol Development Bancorp Limited V, Capitol Bancorp Limited or any of their affiliates, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.
This report and the exhibits hereto include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, but are not limited to, statements regarding GCAC’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this report are based on our current expectations and beliefs concerning future developments and their potential effects on us and speak only as of the date of such statement. There can be no assurance that future developments affecting us will be those that we have anticipated.
These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that the businesses of GCAC and 1st Commerce will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the acquisition may not be fully realized or realized within the expected time frame; (iii) revenues following the acquisition may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the acquisition, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental and regulatory approvals of the acquisition on the proposed terms and schedule; (vi) the failure of GCAC’s shareholders to approve the acquisition; (vii) local, regional, national and international economic conditions and the impact they may have on 1st Commerce Bank upon consummation of the acquisition and its customers and GCAC’s assessment of that impact; (viii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (ix) prepayment speeds, loan originations and credit losses; (x) sources of liquidity; (xi) GCAC’s common shares outstanding and common stock price volatility; (xii) fair value of and number of stock-based compensation awards to be issued in future periods; (xiii) legislation affecting the financial services industry as a whole, and/or the parties to the acquisition and their subsidiaries individually or collectively; (xiv) regulatory supervision and oversight, including required capital levels; (xv) increasing price and product/service competition by competitors, including new entrants; (xvi) rapid technological developments and changes; (xvii) following the consummation of the acquisition, 1st Commerce Bank’s ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xviii) following the consummation of the acquisition, 1st Commerce Bank’s ability to contain costs and expenses; (xix) governmental and public policy changes; (xx) protection and validity of intellectual property rights; (xxi) reliance on large customers; (xxii) technological, implementation and cost/financial risks in large, multi-year contracts; (xxiii) the outcome of pending and future litigation and governmental proceedings; (xxiv) continued availability of financing; (xxv) financial resources in the amounts, at the times and on the terms required to support 1st Commerce Bank’s future businesses; and (xxvi) material differences in the actual financial results of acquisition and acquisition activities compared with GCAC’s expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause GCAC’s results to differ materially from those described in the forward-looking statements can be found under the heading “Risk Factors” filed in the Special Meeting Proxy Statement and GCAC’s Annual Report on Form 10-K for the year ended December 31, 2008. Should one or more of these risks or uncertainties materialize, or should any of GCAC’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. GCAC undertakes no obligation to publicly revise these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. For further discussion of certain factors that may cause such forward-looking statements to differ materially from actual results, refer to the Special Meeting Proxy Statement, GCAC’s Form 10-K for fiscal year 2008 and other public documents which are available on the SEC’s internet site (http://www.sec.gov).

Item 1.01 Entry into a Material Definitive Agreement
Background
On July 13, 2009, Global Consumer Acquisition Corp., a Delaware corporation (“GCAC”) entered into a Merger Agreement (the “1st Commerce Merger Agreement”), with WL Interim Bank, a Nevada corporation (“Merger Sub”), 1st Commerce Bank, a Nevada-chartered non-member bank (“1st Commerce Bank”), Capitol Development Bancorp Limited V, a Michigan corporation and Capitol Bancorp Limited, a Michigan corporation, which provides for the merger of Merger Sub with and into 1st Commerce Bank, with 1st Commerce Bank being the surviving entity and becoming GCAC’s wholly-owned subsidiary. The transaction contemplated by the 1st Commerce Merger Agreement is referred to herein as the “Acquisition”.
In connection with the Acquisition, GCAC has initiated a process to become a bank holding company, which will enable it to participate in financial lines of business, and will rename itself Western Liberty Bancorp. Western Liberty Bancorp’s banking operations will be conducted through 1st Commerce Bank, which will be the surviving entity pursuant to the 1st Commerce Merger Agreement and will retain the 1st Commerce Bank name. Founded in 2006, 1st Commerce Bank is a Nevada bank and will continue to operate following the consummation of the Acquisition.
Employment Agreement With Mark Daigle
On August 31, 2009, in connection with the Acquisition, GCAC entered into an amended and restated employment agreement with Mark Daigle (the “A&R Daigle Employment Agreement”). The A&R Daigle Employment Agreement provides that, subject to the closing of the Acquisition, Mr. Daigle will serve as the Chief Executive Officer of Nevada commercial banking operations. In addition, GCAC and its board of directors shall take such action as is necessary to appoint Mr. Daigle to the board of directors of Western Liberty Bancorp upon the consummation of the Acquisition.
Pursuant to the terms of the A&R Daigle Employment Agreement, Mr. Daigle’s employment shall commence as of the closing date of the Acquisition (the “Effective Date”) and continue for an initial term of three years with one or more additional automatic one-year renewal periods. Mr. Daigle will be entitled to an initial base salary of not less $225,000, which will increase to not less than $460,000 upon the occurrence of each of the following: (i) 1st Commerce Bank, which will be GCAC’s operating company subsidiary following the consummation of the Acquisition, having a loan portfolio consisting of loans with an aggregate value of more than $500.0 million, net of applicable reserves, charge-backs or other similar items, all as determined by GCAC’s board of directors acting in good faith, (ii) 1st Commerce Bank being an “eligible depository institution” within the meaning of 12 CFR 303.2(r), and Western Liberty Bancorp being a “well-managed” bank holding company within the meaning of 12 CFR 225.23(c)(2), and (iii) the employee remaining continuously employed through the occurrence of (i) and (ii) (a “Step-Up Event”). In addition, subject to approval by GCAC’s stockholders, Mr. Daigle will receive a one-time grant of restricted stock equal to $900,000 divided by the closing price of GCAC’s common stock on the Effective Date. Not later than 30 days following occurrence of a Step-Up Event, Mr. Daigle will receive another one-time grant of restricted stock equal to $1.6 million divided by the closing price of GCAC’s common stock on the Effective Date. All restricted stock will vest 20% on each of the first, second, third, fourth and fifth anniversaries of the Effective Date, subject to Mr. Daigle’s continuous employment through each vesting date. Such restricted stock shall be subject to restrictions on transfer for a period of one year following each vesting date. Mr. Daigle will also receive a bonus of $250,000 within ten days of the Effective Date. Mr. Daigle shall be entitled to employee benefits in accordance with any employee benefits programs and policies adopted by Western Liberty Bancorp. In addition, the A&R Daigle Employment Agreement contains customary representations, covenants and termination provisions. The A&R Daigle Employment Agreement also states that Mr. Daigle does not have any right, title interest or claim of any kind in or to the proceeds from GCAC’s initial public offering and simultaneous private placement, plus all accrued interest, held in GCAC’s trust account, and that he will not seek any recourse against the trust account whatsoever.
Employment Agreement With Laus M. Abdo
On August 31, 2009, in connection with the Acquisition, GCAC also entered into an amended and restated employment agreement with Laus M. Abdo (the “A&R Abdo Employment Agreement”). The A&R Abdo Employment Agreement provides that, subject to the closing of the Acquisition, Mr. Abdo will serve as the Chief Operating Officer of Western Liberty Bancorp.
Pursuant to the terms of the A&R Abdo Employment Agreement, Mr. Abdo’s employment shall commence as of the Effective Date and continue for an initial term of three years with one or more additional automatic one-year renewal periods. Mr. Abdo will be entitled to a base salary of $225,000, which will increase to not less than $350,000 upon the occurrence of a Step-Up Event. In addition, subject to approval by GCAC’s stockholders, Mr. Abdo will receive a one-time grant of restricted stock equal to $1.0 million divided by the closing price of GCAC’s common stock on the Effective Date. Not later than 30 days following the occurrence of a Step-Up Event, Mr. Abdo will receive another one-time grant of restricted stock equal to $2.0 million divided by the closing price of GCAC’s common stock on the Effective Date. The restricted stock will vest 20% on each of the first, second, third, fourth and fifth anniversaries of the Effective Date, subject to Mr. Abdo’s continuous employment through each vesting date. Such restricted stock shall be subject to restrictions on transfer for a period of one year following each vesting date. Mr. Abdo will also receive a bonus of $100,000 within ten days of the Effective Date. Within 30 days after the occurrence of a Step-Up Event, Mr. Abdo will also receive a bonus of $400,000 provided that Mr. Abdo is employed by Western Liberty Bancorp through the occurrence of the Step-Up Event. Mr. Abdo is also eligible to receive an annual discretionary incentive payment upon the attainment of one or more preestablished performance goals established by GCAC’s Compensation Committee (such committee to be formed subsequent to the consummation of the Acquisition). Mr. Abdo shall be entitled to employee benefits in accordance with any employee benefits programs and policies adopted by Western Liberty Bancorp. In addition, the A&R Abdo Employment Agreement contains customary representations, covenants and termination provisions. The A&R Abdo Employment Agreement also states that Mr. Abdo does not have any right, title interest or claim of any kind in or to the proceeds from GCAC’s initial public offering and simultaneous private placement, plus all accrued interest, held in GCAC’s trust account, and that he will not seek any recourse against the trust account whatsoever.
Employment Agreement With George A. Rosenbaum, Jr.
On August 31, 2009, in connection with the Acquisition, GCAC also entered into an amended and restated employment agreement with George A. Rosenbaum, Jr. (the “A&R Rosenbaum Employment Agreement”). The A&R Rosenbaum Employment Agreement provides that, subject to the closing of the Acquisition, Mr. Rosenbaum will become the Chief Financial Officer of GCAC’s Nevada commercial banking operations and the Principal Accounting Officer of Western Liberty Bancorp.
Pursuant to the terms of the A&R Rosenbaum Employment Agreement, Mr. Rosenbaum’s employment shall commence as of the Effective Date and continue for an initial term of three years with one or more additional automatic one year renewal periods. Mr. Rosenbaum will be entitled to a base salary of not less than $200,000. In addition, subject to approval by GCAC’s stockholders, Mr. Rosenbaum will receive a one time grant of restricted stock equal to $250,000 divided by the closing price of GCAC’s common stock on the Effective Date. The restricted stock will vest 20% on each of the first, second, third, fourth and fifth anniversaries of the Effective Date, subject to Mr. Rosenbaum’s continuous employment through each vesting date. Such restricted stock shall be subject to restrictions on transfer for a period of one year following each vesting date. Mr. Rosenbaum will receive a transaction bonus equal to a pro rata amount of his base salary for the period from the signing of his original employment agreement. Mr. Rosenbaum is also eligible to receive an annual discretionary incentive payment, upon the attainment of one or more pre-established performance goals established by the Compensation Committee. Mr. Rosenbaum shall be entitled to employee benefits in accordance with any employee benefits programs and policies adopted by Western Liberty Bancorp. In addition, the A&R Rosenbaum Employment Agreement contains customary representations, covenants and termination provisions. The A&R Rosenbaum Employment Agreement also states that Mr. Rosenbaum does not have any right, title interest or claim of any kind in or to the proceeds from GCAC’s initial public offering and simultaneous private placement, plus all accrued interest, held in GCAC’s trust account, and that he will not seek any recourse against the trust account whatsoever.
The foregoing summaries of the A&R Daigle Employment Agreement, the A&R Abdo Employment Agreement, the A&R Rosenbaum Employment Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and are qualified in their entirety by, the A&R Daigle Employment Agreement, which is Exhibit 10.1 hereto, the A&R Abdo Employment Agreement, which is Exhibit 10.2 hereto and the A&R Rosenbaum Employment Agreement, which is Exhibit 10.3 hereto. The A&R Daigle Employment Agreement, the A&R Abdo Employment Agreement and the A&R Rosenbaum Employment are each incorporated by reference into this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
10.1	Amended and Restated Employment Agreement, dated as of August 31, 2009, by and between Global Consumer Acquisition Corp. and Mark Daigle

10.2	Amended and Restated Employment Agreement, dated as of August 31, 2009, by and between Global Consumer Acquisition Corp. and Laus M. Abdo

10.2	Amended and Restated Employment Agreement, dated as of August 31, 2009, by and between Global Consumer Acquisition Corp. and George A Rosenbaum, Jr.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CONSUMER ACQUISITION CORP.
Date: September 1, 2009	By:	/s/ Jason N. Ader
		Name:	Jason N. Ader
		Title:	Chief Executive Officer